Exhibit 99.1

DEVELOP | ACQUIRE | PARTNER March 2020

1 Our Company ▪ $3.5 billion retail net lease REIT headquartered in Bloomfield Hills, Michigan ▪ 864 retail properties totaling approximately 15.9 million square feet in 46 states ▪ 59.4% investment grade tenants and 10.0 years average remaining lease term (1) ▪ Investment grade credit rating of Baa2 with a stable outlook from Moody’s Our Business Plan: Rethinking Retail Net Lease ▪ Capitalize on distinct market positioning in the retail net lease space ▪ Focus on 21 st century industry - leading retailers through our three unique external growth platforms ▪ Leverage our real estate acumen and relationships to identify superior risk - adjusted opportunities ▪ Maintain a conservative and flexible capital structure that enables our growth trajectory ▪ Provide consistent, high - quality earnings growth and a well - covered, growing dividend Net lease growth REIT focused on the acquisition and development of high - quality retail properties Agree Realty Corporation Overview (NYSE: ADC) As of March 20, 2020, unless otherwise noted. (1) As of December 31, 2019.

consistency [ kuh  n - sis - tuh  n - see ] noun steadfast adherence to the same principles, course, or form

3 x Walmart is now the Company’s largest tenant at approximately 5.6% of ABR x $192.4 million of year - to - date acquisition activity including four Walmart Supercenters x 86.7% of ABR acquired year - to - date derived from investment grade retailers (1) x 59.4% investment grade exposure; 800 basis point increase since December 31, 2018 (1) x Six properties sold year - to - date for gross proceeds of approximately $25.1 million x $300+ million in available proceeds from forward equity offerings via the ATM program x 5.4% year - over - year increase to quarterly dividend; 73% AFFO per share payout ratio x 4.5x net debt to recurring EBITDA at year - end 2019; 3.7x including ATM forward equity (2) Recent Highlights As of March 20, 2020, unless otherwise noted. (1) Refer to footnote 1 on slide 5 for the Company’s definition of Investment Grade. (2) Proforma for the settlement of the Company’s 2019 ATM forward equity offerings.

Agree Realty Today

Company Overview

Share Price[1]	$52.71
Equity Market Capitalization[1][2]	$2.4 Billion
Property Count[1]	864 properties
Top 3 Tenant Concentration	12.9%
Net Debt to EBITDA	4.5x / 3.7x[3]
Investment Grade %[1][4]	59.4%
Team Members[1]	46 people

Retail Sectors

$ in millions

Tenant Sector	Annualized Base Rent	% of Total
Home Improvement	$22.0	10.8%
Tire and Auto Service	15.6	7.7%
Grocery Stores	14.0	6.9%
Pharmacy	13.3	6.5%
Off-Price Retail	13.0	6.4%
Convenience Stores	12.8	6.3%
Auto Parts	11.2	5.5%
Dollar Stores	9.1	4.5%
General Merchandise	7.8	3.8%
Consumer Electronics	7.6	3.7%
Other	77.7	37.9%
Total	**$204.1**	**100.0%**

Tenants

$ in millions

Tenant / Concept	Annualized Base Rent	% of Total
Walmart	$11.9[1]	5.6%[1]
Sherwin-Williams	10.0	4.9%
TJX	7.7	3.8%
Walgreens	7.0	3.4%
Best Buy	6.2	3.0%
Dollar General	6.1	3.0%
Tractor Supply Co	5.9	2.9%
TBC Corporation / NTB	5.9[1]	2.8%[1]
O'Reilly	5.8	2.8%
CVS pharmacy	5.5	2.7%
LA Fitness	5.1	2.5%
The Home Depot	4.5	2.2%
Lowe's	4.2	2.1%
Dollar Tree	4.2	2.1%
Sunbelt Rentals	4.2	2.0%
AutoZone	3.9	1.9%
Wawa	3.8	1.9%
Hobby Lobby	3.7	1.8%
Mister Car Wash	3.5	1.7%
Dave & Buster's	3.1	1.5%
Burlington	3.1	1.5%
Other	88.1	43.5%
Total	**$204.1**	**100.0%**

As of December 31, 2019, unless otherwise noted. (1) As of March 20, 2020.
(2) Reflects shares and OP units outstanding multiplied by the closing price as of 3/20/2020.
(3) Proforma for the settlement of the Company's 2019 ATM forward equity offerings. (4) Refer to footnote 1 on slide 5 for the Company's definition of Investment Grade.

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5 Strong Investment Grade Portfolio National Super - Regional Franchise Best - in - class retailers with conservative balance sheets Retail Credit Type (% ABR) 23% 59% 18% Investment Grade (1) Not Rated Sub - Investment Grade z As of March 20, 2020. Any differences are a result of rounding. (1) Based on ABR derived from tenants, or parent entities thereof, with an investment grade credit rating from S&P Global Rat in gs, Moody’s Investors Service, Fitch Ratings, or the National Association of Insurance Commissioners.

6 z National and Super - Regional Retailers National Super - Regional Franchise Industry - leaders operating in e - commerce resistant sectors Retail Tenant Type (% ABR) 85% 12% 3% National Super - Regional As of March 20, 2020. Any differences are a result of rounding.

7 Ground Lease Portfolio Breakdown As of December 31 , 2019. (1) Refer to footnote 1 on slide 5 for the Company’s definition of Investment Grade. (1) ▪ 64 properties ▪ 8.5% of total ADC portfolio ABR ▪ 10.7 years weighted - average lease term 89% Investment Grade (1) Sub - Investment Grade Fee simple ownership + significant tenant investment Ground Lease Portfolio Overview Credit Overview (% ABR) Top Ground Lease Tenants (% ABR) Leading Tenants 20% 13% 10% 10% 7% WMT LOW Wawa HD Costco 1%

8 Leading, Pure - Play Retail Net Lease REIT Investment Grade Tenants Retail % of Total Portfolio ADC data as of December 31, 2019, unless otherwise noted. Peer data from fourth quarter 2019 supplementals, SEC filings, or earnings calls. (1) Excludes Office and Industrial, as disclosed. (2) Excludes Early Childhood Education, Career Education, Behavioral Health, Elementary and Secondary Schools, Lumber & Construct ion Materials, Wholesale Automobile Auction, Logistics, and All Other Service, as disclosed. (3) As of March 20, 2020. Weighted - Average Lease Term Occupancy Diversified portfolio of high - quality retail properties occupied by investment grade tenants under long - term leases 14.0 100% 100% 83% 83% 65% 60% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% ADC NNN O SRC VER STOR 99.7% 99.6% 99.5% 99.1% 99.0% 98.6% 96.0% 97.0% 98.0% 99.0% 100.0% SRC ADC STOR VER NNN O 59% 49% 39% 24% 18% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% ADC O VER SRC NNN STOR 11.2 10.0 9.8 9.2 8.3 8.0 yrs 9.0 yrs 10.0 yrs 11.0 yrs 12.0 yrs STOR NNN ADC SRC O VER 14.0 (1) (2) (3)

9 ▪ The retail landscape continues to dynamically evolve as market forces cause disruption and change ▪ To mitigate risk in a period of continued disruption, the Company adheres to a number of investment criteria, with a focus on four core principles: ▪ E - commerce resistance (omni - channel critical) ▪ Focus on leading operators in e - commerce resistant sectors or those that have matured in omni - channel structure ▪ Recession resistance ▪ Emphasize a balanced portfolio with exposure to counter - cyclical sectors and retailers with strong credit profiles ▪ Focus on avoiding private equity sponsorship ▪ Strong emphasis on leading operators with strong balance sheets and avoidance of private equity sponsored retailers ▪ 10 out of 14 (or 71%) of the largest retailer bankruptcies since 2012 were at private equity - acquired chains (1) ▪ The private equity model of over - leveraged acquisitions eliminates a retailer’s ability to invest in the business ▪ Strong real estate fundamentals & fungible buildings ▪ Protects against unforeseen changes to our top - down investment philosophy What Has ADC Been Investing In? (1) Source: Pirate Equity; “How Wall Street Firms Are Pillaging American Retail” July 2019.

Limited Exposure to At-Risk Sectors

Sector	% ABR[1]	Since January 1, 2018 — Change in Exposure[2]	Notable Tenants	E-Commerce Resistance	Recession Resistance	Private Equity Sponsorship	Real Estate Attributes	Comments
Health & Fitness	3.5%	↓ 231 bps	LA FITNESS, planet fitness	High	Yes	High	Weak	Private equity sponsorship, proliferation of low cost operators + single purpose boxes.
Franchise Restaurants	2.2%	↓ 364 bps	SONIC, TACO BELL, BURGER KING, Wendy's	High	Yes	High	Weak	Private equity sponsorship + pricing = opportunistic dispositions of franchisees.
Movie Theaters	1.8%	↓ 73 bps	amc, REGAL	Low	Moderate	Limited	Weak	Single purpose boxes + online disruption = minimal exposure to leading operators
Entertainment Retail	1.5%	↓ 27 bps	DAVE & BUSTER'S	High	Moderate	Accelerating	Moderate	Discretionary nature = limited exposure to leading operator with strong underlying real estate

(1) As of March 20, 2020.
(2) Represents the change in the Company's exposure, measured as the % of total ABR, from January 1, 2018 to March 20, 2020.

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11 Investment Activity Ramping Investment Activity $147.5 $220.1 $295.8 $336.8 $607.0 $701.4 $ 17.7 $ 14.9 $ 38 .0 $ 62.7 $ 74.4 $ 32.4 $50.0 $150.0 $250.0 $350.0 $450.0 $550.0 $650.0 $750.0 2014 2015 2016 2017 2018 2019 Acquisitions Development & PCS (2) $ in millions ADC has invested more than $3.0 billion (1) in high - quality retail net lease properties since 2010 As of December 31, 2019, unless otherwise noted. (1) As of March 20, 2020. (2) Represents development and PCS activity, completed or commenced.

12 2016 2017 2018 2019 2020 YTD Port St. John, FL Active Portfolio Management Focused on non - core asset sales & capital recycling Total Dispositions 2010 - 2019: $321 million (1) $67.2M $29.7M Rancho Cordova, CA Macomb Township, MI Ocala, FL $45.8M Michigan (3) North Dakota (3) Oscoda, MI Florida (2) Minnesota (3) Atlantic Beach, FL $ 67.6 M (1) Apopka, FL LA (1) & PA (1) MN (2) & ND (2) MT (1) & VA (1) Wichita Falls, TX Springfield, IL As of March 20, 2020. Graph is representative and does not include all dispositions. (1) Includes Meijer’s exercise of a purchase option totaling $3.9 million. Upland, CA Michigan (3) OH (2) & PA (2) MI (2), NY & FL Fort Worth, TX VA (3) Flowood , MS Maplewood, MN Tyler, TX Belton, MO $25.1M Midland, MI UT (2) Pensacola, FL Port Clinton, OH Crosswinds Commons - Topeka, KS

13 Equity Market Capitalization (1) $2.4B Enterprise Value (1) $3.5B Total Debt to Enterprise Value 21.6% Fixed Charge Coverage Ratio 4.3x Net Debt / Recurring EBITDA (3) 4.5x / 3.7x (4) Moody’s Credit Rating Baa2 Leading With Our Balance Sheet Debt Maturities (1) Credit Metrics Capitalization Statistics $ in millions As of December 31, 2019, unless otherwise noted. (1) As of March 20, 2020. (2) Reflects the total commitments under the Company’s $500 million Revolving Credit Facility; assuming two 6 - month exte nsion options are exercised. (3) Reflects net debt to annualized Q4 2019 recurring EBITDA. (4) Proforma for the settlement of the Company’s 2019 ATM forward equity offerings. $28.4 $5.8 $40.0 $100.0 $50.0 $100.0 $50.0 $60.0 $100.0 $125.0 $125.0 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 Revolving Credit Facility Unsecured Secured $500.0 (2)

14 Investment Summary Highlights » Fortified balance sheet » Highest - quality retail real estate » Investment grade credit rating » Multi - year track record of execution » Well - covered & consistent dividend » Robust growth trajectory

15 Forward - Looking Statements This presentation may contain certain “forward - looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements are generally identifiable by use of forward - looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “seek,” “anticipate,” “estimate,” “approximately,” “believe,” “could,” “project,” “predict,” “forecast,” “continue,” “assume,” “plan,” references to “outlook” or other similar words or expressions . Forward - looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections and forecasts and other forward - looking information and estimates . These forward - looking statements are subject to various risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements . Certain factors could occur that might cause actual results to vary, including a decline in general economic conditions, weakening of real estate markets, decreases in the availability of credit, increases in interest rates, our continuing ability to qualify as a REIT and other risks and uncertainties as described in greater detail in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the Company’s Annual Report on Form 10 - K for the year ended December 31 , 2019 and in subsequent quarterly reports . Except as required by law, the Company disclaims any obligation to update any forward - looking statements, whether as a result of new information, future events or otherwise . For further information about the Company’s business and financial results, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s SEC filings, including, but not limited to, its Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q, copies of which may be obtained at the Invest section of the Company’s website at www . agreerealty . com . All information in this presentation is as of March 20 , 2020 . The Company undertakes no duty to update the statements in this presentation to conform the statements to actual results or changes in the Company’s expectations . Non - GAAP Measures This presentation includes certain non - GAAP financial measures including Core Funds from Operations (“Core FFO”), Adjusted Funds from Operations (“AFFO”), and net debt to recurring EBITDA which is presented on an actual and proforma basis . Reconciliations of these non - GAAP financial measures to the most directly comparable GAAP measures can be found in the Company’s Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q, and Quarterly Earnings Press Releases, all of which are available at the Invest section of the Company’s website at www . agreerealty . com . In addition, this presentation includes the non - GAAP measure of Annualized Base Rent (“ABR”) . ABR represents the annualized amount of contractual minimum rent required by tenant lease agreements, computed on a straight - line basis . ABR is not, and is not intended to be, a presentation in accordance with GAAP . The Company believes annualized contractual minimum rent is frequently useful to management, investors, and other interested parties in analyzing concentrations and leasing activity . Forward - Looking Statements & Non - GAAP Measures

DEVELOP | ACQUIRE | PARTNER